UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
 _______________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2024
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THE COOPER COMPANIES, INC.
(Exact name of registrant as specified in its charter)

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Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6101 Bollinger Canyon Road, Suite 500, San Ramon, California 94583
(Address of principal executive offices, including Zip Code)
(925) 460-3600
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.10 par value	COO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided to Section 13(a) of the Exchange Act. ☐

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 22, 2024, the Board of Directors (the “Board”) of The Cooper Companies, Inc. (the “Company”) approved and adopted an amendment and restatement of the Company’s Amended and Restated By-Laws (as so amended, the “By-Laws”). Among certain other technical, conforming, modernizing and clarifying changes, the amendments contained in the By-Laws:

•Address the universal proxy rules adopted by the U.S. Securities and Exchange Commission by clarifying that no person may solicit proxies in support of a nominee other than the Board’s nominees unless such person has complied with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and provide that any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for exclusive use by the Board.

•With respect to advance notice disclosure requirements, require a stockholder proposing business or nominating directors to provide additional information about the stockholder and any candidate the stockholder proposes to nominate for election as a director.

•Require any candidate for the Board, whether nominated by the Board or a stockholder, to provide certain background information and representations.

•Require the stockholder to provide additional information regarding the proposed business and any related agreements between the stockholder and any other beneficial holder and related representations, including with respect to any “participant” (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) in the solicitation.

•Adopt exclusive forum requirements to provide that the Court of Chancery of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall be the sole and exclusive forum for actions, suits or proceedings brought on behalf of or against the Company, and also provide that the federal district courts shall be the exclusive forum for the resolution of any complaint or cause of action arising under the Securities Act of 1933, as amended. The amendments further enable the Company to initiate an action against a stockholder to enforce the exclusive forum requirements should the stockholder sue, or threaten to sue, in another jurisdiction.

The By-Laws are filed herewith as Exhibit 3.1. The foregoing description of the changes contained in the By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-Laws, which is incorporated herein by reference.

ITEM 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description
3.1	The Cooper Companies, Inc. Amended and Restated By-Laws
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    THE COOPER COMPANIES, INC.

By:    /s/ Nicholas S. Khadder
Nicholas S. Khadder
General Counsel & Corporate Secretary

Dated: October 25, 2024